Summary of Significant Accounting Policies (Details) - Schedule of revenue recognition and related receivables - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2022	Mar. 31, 2021
Consumer revenues
Service and subscription fees	$ 46,394	$ 30,472
Net interest income on finance receivables	2,568	1,662
Total consumer revenues	48,962	32,134
Enterprise service revenues	20,752	996
Total revenue, net	$ 69,714	$ 33,130